SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of report (Date of earliest event reported)      May 18, 1995
                                                    _________________


                                   XCL LTD.
             (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                  (State or other Jurisdiction of Incorporation)


             1-10669                                 51-0305643
      (Commission File Number)                     (I.R.S. Employer
                                                 Identification Number)


                               110 Rue Jean Lafitte
                             Lafayette, Louisiana 70508
                       (Address of Principal Executive Offices)


                                    318-237-0325
                  (Registrant's Telephone Number, Including Area Code)




Item 5.   Other Events.

     On May 18, 1995, XCL Ltd. (the "Company") sold all of its undivided 7/9ths interest in and to 11,600 gross acres, comprising the Phoenix Lake Tract in southwestern Louisiana, for $2,337,104, less expenses of $37,011, with the Company retaining 75 percent of its mineral interest. The purchase price was comprised of net cash of $1,769,632 and a $530,461 reduction in obligations owed by the Company to the purchaser.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         XCL LTD.

May  25, 1995                             /s/ David A. Melman
______________                     By:_______________________________
    Date                                David A. Melman
                                        Executive Vice President